UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

771 Jamacha Rd., #512 El Cajon, California	92019
(Address of principal executive offices)	(Zip Code)

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (619) 596-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Pure Bioscience, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on February 17, 2026. Of the 111,886,485 shares of the Company’s common stock outstanding as of the record date, 73,820,863 shares, or 65.97%, were represented at the Annual Meeting either in person or by proxy.

A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The number of votes cast “For” and “Withheld” and “Against” and the number of “Abstentions” and “Broker Non-Votes” with respect to each matter voted upon are set forth below.

(1) Election of Directors. The Company’s stockholders elected each of Tom Y. Lee, CPA, Ivan Chen, Tom Myers, David M. Rendall, Robert Bartlett, Bernard Blotner and Darin Zehr with the approval of 97.82%, 98.07%, 96.52%, 96.83%, 96.55%, 96.85% and 96.86%, of the votes cast, respectively, to hold office until next year’s Annual Meeting of Stockholders and until their respective successors are elected and qualified. The following table shows the tabulation of the votes cast For and Withheld with respect to the election of each of the director nominees as well as the Broker Non-Votes submitted for each director nominee:

Director	For	Withheld	Broker Non-Votes
Tom Y. Lee, CPA	59,860,307	1,332,527	12,628,029
Ivan Chen	60,011,852	1,180,982	12,628,029
Tom Myers	59,061,293	2,131,541	12,628,029
David M. Rendall	59,253,062	1,939,772	12,628,029
Robert Bartlett	59,080,819	2,112,015	12,628,029
Bernard Blotner	59,262,655	1,930,179	12,628,029
Darin Zehr	59,273,777	1,919,057	12,628,029

(2) Ratification of Auditors. The Company’s stockholders ratified the appointment of Weinberg & Company, P.A., with the approval of 99.81% of the votes cast, as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2026. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions submitted on this proposal:

For	Against	Abstentions
73,008,365	137,649	674,849

(3) Executive Compensation. The Company’s stockholders, on a non-binding, advisory basis, approved the compensation of the Company’s named executive officers, with the approval of 96.68% of the votes cast, as disclosed in the Proxy Statement. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions and Broker Non-Votes submitted on this proposal:

For	Against	Abstentions	Broker Non-Votes
58,428,196	2,000,989	763,649	12,628,029

4) Amendment to Certificate of Incorporation. The Company’s stock-holders approved an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 200,000,000 to 250,000,000 shares, with the approval of 63.87% of the outstanding shares of common stock, as disclosed in the Proxy Statement. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions submitted on this proposal:

For	Against	Abstentions
71,472,843	2,298,269	49,751

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: February 20, 2026	By:	/s/ Robert Bartlett
Robert Bartlett
Chief Executive Officer